Earnings Per Share (Tables)	12 Months Ended
Jun. 30, 2023
Earnings Per Share [Abstract]
Schedule of Earnings Per Share
	2023	2022	2021
Net income for the year	268,536	520,100	317,646
Weighted average number of common shares issued (thousands)	98,806	98,844	69,642
Effect from dilution – shares	550	513	1,774
Weighted average number of common shares issued adjusted by the dilution effect	99,356	99,357	71,416
Basic earnings per share	2.7178	5.2618	4.5611
Diluted earnings per share	2.7028	5.2347	4.4478